SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2001

__________

          OGLEBAY NORTON COMPANY_____
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25651 (Commission File Number)	34-1888342 (IRS Employer Identification No.)
1100 Superior Avenue, Cleveland, Ohio (Address of Principal Executive Offices)	44114-2598 (Zip Code)

  Registrant's telephone number, including area code (216) 861-3300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	OTHER EVENTS.

On January 11, 2001, Oglebay Norton Company issued a press release which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY
Date: January 11, 2001	By: /s/ David H. Kelsey__________ David H. Kelsey, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated January 11, 2001